NEXPOINT REAL ESTATE STRATEGIES FUND (the “Fund”)

Supplement dated March 4, 2021 to the Fund’s Statement of Additional Information (the “SAI”), dated June April 29, 2020, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the following changes shall take effect:

1.

On page S-21 of the SAI, the information under the sub-section “The Adviser” of the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES” is hereby deleted in its entirety and replaced with the following:

NexPoint Advisors, L.P., which serves as the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Advisers Act. NexPoint is owned by The Dugaboy Investment Trust, of which James Dondero is the beneficiary, and NexPoint Advisors GP, LLC, NexPoint’s general partner. Mr. Dondero is the President and sole member of NexPoint Advisors GP, LLC.

The Adviser also externally manages NHF, a registered closed-end fund whose shares trade on the New York Stock Exchange (“NYSE”) and NexPoint Capital, Inc., a non-traded business development company. Affiliates of the Adviser manage NXRT, a publicly-traded REIT whose shares trade on the NYSE; VineBrook Homes Trust, Inc., a private REIT that manages a portfolio of single-family housing properties in the Midwest U.S.; NexPoint Hospitality Trust (“NHT”), a REIT listed on the TSX Venture Exchange that manages a portfolio of hospitality assets located in the U.S.; NexPoint Real Estate Finance, Inc., an externally managed publicly traded mortgage REIT (“NREF”); and certain wholly-owned REIT subsidiaries of other closed-end funds in the Funds Complex. Highland Capital Management Fund Advisors, L.P., an affiliate of the Adviser, manages Highland Income Fund (“HFRO”) and Highland Global Allocation Fund (“HGLB”), registered closed-end funds whose shares trade on the NYSE. The Adviser’s senior management team has experience across private lending, private equity, real estate investing and other investment strategies. Collectively, the Adviser manages approximately $4.5 billion in assets as of August 31, 2020, including approximately $8.9 billion in gross real estate assets.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser has entered into a Services Agreement (the “Services Agreement”) with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Adviser will compensate all Adviser and Skyview personnel who provide services to the Fund.

Pursuant to the Investment Advisory Agreement with the Fund, the Adviser receives a monthly fee at the annual rate of 1.25% of the Fund’s Daily Gross Assets. Daily Gross Assets is defined in the Investment Advisory Agreement as total assets, less any liabilities, but excluding liabilities evidencing leverage. A discussion regarding the basis for the Board’s approval of the Fund’s Investment Advisory Agreement is available in the Fund’s annual report for the period ended December 31, 2019. The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, expenses payable by the Fund for third party administration services, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Adviser is entitled to recoup from the Fund the amount of any fees waived and Fund expenses paid or absorbed (other than organizational and initial offering expenses, which are those expenses incurred by the Fund in order to permit the Fund to be declared effective by the SEC and to commence operations) to the extent that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which such fees are foregone or expenses are incurred by the Adviser; and (2) such recoupment does not cause the Fund’s ordinary operating expenses plus recoupment to exceed the Expense Limitation in effect at the time the expenses were paid or waived or any Expense Limitation in effect at the time of recoupment. The Expense Limitation Agreement may not be amended or terminated for one year from the date of the Prospectus, unless approved by the Board. See “Management of the Fund.” During the fiscal year ended December 31, 2017, the Fund paid $95,269 in advisory fees. The Adviser waived $207,661 in advisory fees during that same period. During the fiscal year ended December 31, 2018, the Fund paid $147,337 in advisory fees. The Adviser waived $214,266 in advisory fees during that same period. During the fiscal year ended December 31, 2019, the Fund paid $254,264 in advisory fees. The Adviser waived $312,694 in advisory fees during that same period.

2.	On page S-22 of the SAI, the sections “Conflicts of Interest” and “Participation in Investment Opportunities” are hereby deleted in their entirety and replaced with the following:

Conflicts of Interest

Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. The Adviser has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and investment vehicles similar to the Funds. For the purposes of this section, the term “NexPoint” shall include the Adviser and its affiliated investment advisors and all affiliates listed on its Form ADV, as filed via an amendment with the SEC October 26, 2020 (CRD No. 163564).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion. NexPoint has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer‘s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, the Adviser will generally pursue the strategy that the Adviser believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to NexPoint’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NexPoint investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. Adviser personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable NexPoint registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NexPoint may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Funds. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with NexPoint, there may be times when NexPoint or its affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a significant portion of the Fund’s assets will be represented by REITs, asset-backed securities and/or collateralized loan obligations sponsored, organized and/or managed by NexPoint and its affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Company with an opportunity to periodically review the Fund’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Company and its shareholders.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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